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                                                                  EXHIBIT 10(01)

                      [EXCAL ENERGY CORPORATION LETTERHEAD]







October 2, 1995

Albert A. Forte
3548 Reeds Lake Boulevard
Grand Rapids, Michigan   49506

        Re: March 30, 1995 Amendment of Supplemental Agreement with Respect to Acquisition of 77 Gas Wells

Dear Mr. Forte:

This shall confirm our agreement that the outstanding promissory note owed to the Bartlett Field Partnerships ("Partnerships") by ExCal Energy Corporation pursuant to the above-referenced amendment, in the approximate remaining principal balance of $467,000, shall be returned to ExCal marked "Cancelled" upon delivery to the Partnerships of the following consideration:

    (1) $11,676 in payment of the accrued interest under the note for the months of July, August and September 1995, and

    (2) 373,600 shares of restricted Rule 144 common stock of Winners Entertainment, Inc., valued for purposes of this transaction at the closing bid price of $1.25 on October 2, 1995, and subject to piggy back registration rights to any future registration filed with the SEC by Winners, on a best efforts basis, on Forms S-1, S-2 or S-3.

Please indicate your acceptance of the above terms as representative of our agreement, which shall be deemed effective October 2, 1995, by your signature below.

Very truly yours,

/s/ Thomas K. Russell

Thomas K. Russell
Secretary

                        Acknowledged and accepted this 2nd day of October, 1995.

                                                   /s/ Albert A. Forte
                                         -------------------------------------
                                         Albert A. Forte, Attorney for the
                                         General Partners of the "Partnerships"